                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  INTRODUCTION

The accompanying unaudited pro forma consolidated financial statements reflect the consolidated financial position of Natrol, Inc. (the Company) as of September 30, 1998 and the results of its operations for the year ended December 31, 1997 and nine months ended September 30, 1998 after giving pro forma effects to (i) the purchase of the Laci Le Beau Corporation and Related Entities (Laci) completed after the close of business on September 30, 1998 and (ii) the Purchase of Pure-Gar L.P. (Pure-Gar) completed on February 27, 1998. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the acquisitions and offerings actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      Nine months ended September 30, 1998
                 (in thousands, except share and per share data)



                                                                 Laci Le
                                                                 Beau Corp.
                                                Pure-Gar        and Related                         Nine
                                Natrol, Inc.       L.P.           Entities                         Months
                                Nine Months     Nine Months      Nine Months                       Ended
                                  Ended           Ended            Ended                         September
                               September 30,     September       September       Business         30, 1998
                                   1998          30, 1998        30, 1998       Combination      Pro Forma
                                  Actual          Actual          Actual        Adjustments       Combined
                               -------------   ------------     -------------   ------------     -----------
Net Sales                        $ 40,739        $  8,168        $  4,907                         $ 53,814
Cost of goods sold                 19,821           3,760           1,983                           25,564
                                 --------        --------        --------                         ---------
Gross profit                       20,918           4,408           2,924                           28,250
                                 --------        --------        --------                         ---------
Selling and
 marketing
 expenses                          10,715           1,607           1,328                           13,650
General and
 administrative
 expenses                           3,411             823             553         (a) 360            5,147
                                 --------        --------        --------                         ---------
Total expenses                     14,126           2,430           1,881                           18,797
                                 --------        --------        --------                         ---------
Operating income                    6,792           1,978           1,043                             9453
Interest income
 (expense), net                       (25)           (101)            (29)        (b)(136)            (291)
                                 --------        --------        --------                         ---------
Income before income
 tax provision                      6,767           1,877           1,014                            9,162
Income tax provision                3,374              --             394         (c)(195)           3,573
                                 --------        --------        --------                         ---------
Net income                       $  3,393        $  1,877        $    620                         $  5,589
                                 --------        --------        --------                         ---------
Basic earnings per share         $   0.39                                                         $    .64
                                 --------                                                         ---------
                                 --------                                                         ---------
Diluted earnings per
 share                           $   0.30                                                         $    .49
                                 --------                                                         ---------
                                 --------                                                         ---------
Weighted average
 common shares
 outstanding-
 basic                          8,694,945                                                        8,694,945
                                ---------                                                        ---------
                                ---------                                                        ---------
Weighted average
 common shares
 outstanding-
 diluted                        11,311,938                                                      11,311,938
                                ----------                                                      ----------
                                ----------                                                      ----------




See notes to the unaudited pro forma condensed consolidated financial statements.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          Year ended December 31, 1997
                 (in thousands, except share and per share data)


                                                            Laci Le Beau
                                               Pure-Gar         Corp.
                                                  L.P.       and Related
                             Natrol, Inc.      Year Ended      Entities                    Year Ended
                             Year Ended          December     Year Ended                    December
                             December 31,          27,         December     Business        31, 1997
                                1997              1997         31, 1997    Combination      Pro Forma
                               Actual            Actual         Actual     Adjustments      Combined
                             -----------      ------------  -------------  -------------   ----------
Net Sales                    $   42,875        $    8,709      $  6,893                    $  58,477
Cost of goods                    19,800             3,920         2,895                       26,615
                             ----------        ----------      --------                    -----------
Gross profit                     23,075             4,789         3,998                       31,862

Selling and
 marketing
 expenses                        11,398             1,955         1,725                       15,078
General and
 administrative
 expenses                         4,450             2,582           535     (d) 947
                                                                            (e) 733            9,247
                             ----------        ----------      --------                    -----------
Total expenses                   15,848             4,537         2,260                       24,325
                             ----------        ----------      --------                    -----------
Operating income                  7,227               252         1,738                        7,537
Interest income
 (expense), net                    (220)             (216)         (36)     (f)(681)          (1,153)
                             ----------        ----------      --------                    -----------
Income before income
 tax provision                    7,007                36         1,702                        6,384
Income tax provision              2,816                 -           661     (g)(924)           2,553
                             ----------        ----------      --------                    -----------
Net income                   $    4,191        $       36      $  1,041                    $   3,831
                             ----------        ----------      --------                    -----------
                             ----------        ----------      --------                    -----------
Basic earnings per
 share                       $     0.59                                                    $     .54
                             ----------                                                    ---------
                             ----------                                                    ---------

Diluted earnings per
 share                       $     0.41                                                    $     .37
                             ----------                                                    ---------
                             ----------                                                    ---------
Weighted average
 common shares
 outstanding-
 basic                        7,100,000                                                    7,100,000
                             ----------                                                    ---------
                             ----------                                                    ---------
Weighted average
 common shares
 outstanding-
 diluted                     10,272,859                                                   10,272,859
                             ----------                                                   ----------
                             ----------                                                   ----------



See notes to the unaudited pro forma condensed consolidated financial statements.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (in thousands)



                                                                    Natrol,
                                                                      Inc.                            September
                                                                   September       Business           30, 1998
                                                                   30, 1998       Combination         Pro Forma
                                                                    Actual        Adjustments         Combined
                                                                  ----------     -------------        ----------
ASSETS
Current assets:
   Cash and cash equivalents                                      $ 32,101          (h)(7,500)        $ 13,136
   Accounts receivable, net                                         13,136                              13,136
   Inventories                                                      11,839          (h) 2,147           13,986
   Deferred taxes                                                      554                                 554
   Prepaid expenses and other current assets                           393                                 393
                                                                  --------                            --------
Total current assets                                                58,023                              52,670

Equipment and leasehold improvements, net                            4,851          (h)   153             5004
Goodwill                                                             8,719          (h) 5,200           13,919
Deposits                                                                43                                  43
Trademarks and patents                                                  16                                  16
                                                                  --------                            --------
Total assets                                                      $ 71,652                            $ 71,652
                                                                  --------                            --------
                                                                  --------                            --------

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
   Accounts payable                                               $  8,844                            $  8,844
   Accrued expenses                                                  3,526                               3,526
   Accrued payroll and related liabilities                           1,049                               1,049
   Income taxes payable                                                780                                 780
                                                                  --------                            --------
Total current liabilities                                           14,199                              14,199

Deferred income taxes - noncurrent                                      73                                  73

Stockholders' equity (deficit)
   Common stock                                                        133                                 133
   Additional paid-in capital                                       60,172                              60,172
   Retained earnings (deficit)                                      (2,362)                             (2,362)
                                                                  --------                            --------
                                                                    57,943                              57,943
Receivable from stockholder                                           (563)                               (563)
                                                                  --------                            --------
Total stockholders equity (deficit)                                 57,380                              57,380
                                                                  --------                            --------
Total liabilities and stockholder's equity                        $ 71,652                            $ 71,652
                                                                  --------                            --------
                                                                  --------                            --------


See notes to the unaudited pro forma condensed consolidated financial statements

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)

The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 1998 gives effect to the consolidated results of operations for the nine months ended September 30, 1998, as if the acquisitions of Pure-Gar L.P. (Pure-Gar) and Laci Le Beau and Related Entities (Laci) occurred at January 1, 1998. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1997 gives effect to the operations for the year ended December 31, 1997, as of the acquisitions of Pure-Gar L.P. and Laci Le Beau and Related Entities occurred at January 1, 1997. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1997 and 1998, respectively. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at September 30, 1998, as if the acquisition of Laci Le Beau and Related Entities occurred at September 30, 1998. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at September 30, 1998. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company, Laci Le Beau Corporation and Related Entities and Pure-Gar L.P. and the related notes thereto contained in the Natrol, Inc. prospectus dated July 22, 1998 and quarterly report on Form 10 as of and for the quarter ended September 30, 1998 as filed with the Securities and Exchange Commission.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 ARE AS FOLLOWS:

(a) Gives effect to the amortization of goodwill of $450 and the amortization of intangible assets of $260, as if the acquisitions of Pure-Gar and Laci, respectively, had taken place on January 1, 1998, net of recorded goodwill amortization of $350 related to the Pure-Gar L.P. acquisition.

(b) Gives effect to pro forma interest expense of $289 offset by actual interest expense of $160, as if the debt incurred in the acquisition of Pure-Gar was made on January 1, 1998. Pro forma interest expense is based on a term note (8.5% interest rate) and line of credit (8.5% to 7.69% interest rate) with principal balances of $8.9 million and $5.5 million, respectively.

(c) Gives effect to taxes for adjustments described in footnotes (a) and (b) such that the pro forma income tax provision is at the statutory rate for the period presented.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1997 ARE AS FOLLOWS:

(d) Gives effect to the amortization of goodwill of $600 and the amortization of intangible assets of $347, as if the acquisitions of Pure-Gar and Laci, respectively, had taken place on January 1, 1997.

(e) Pro forma general and administrative expenses include a non-recurring legal settlement expense incurred by Pure-Gar of $733.

(f) Gives effect to pro forma interest expense of $1.2 million offset by actual interest expense of $470, as if the debt incurred in the acquisition of Pure-Gar was made on January 1, 1997. Pro forma interest expense is based on a term note (8.5% interest rate) and line of credit (8.5% to 7.69% interest rate) with principal balances of $8.9 million and $5.5 million, respectively.


(g)  Gives effect to taxes for adjustments described in footnotes (d), (e),
     (f) and (g) such that the pro forma income tax provision is at the statutory rate for the period presented.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1998 ARE AS FOLLOWS:

(h) Reflects preliminary purchase price allocation for the Laci acquisition consisting of inventory, equipment and intangible assets in exchange for $7.5 million cash.